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                                                                Exhibit 10.73











                                 LG&E CAPITAL CORP.

                                        AND

                               THE BANK OF NEW YORK,
                                     as Trustee

                              ________________________

                            FIRST SUPPLEMENTAL INDENTURE
                            Dated as of January 15, 1998

                                         TO

                                     INDENTURE

                            Dated as of January 15, 1998

                              ________________________


                         Medium-Term Notes Due Nine Months
                         or More from Date of Issue, Series A

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          FIRST SUPPLEMENTAL INDENTURE, dated as of the 15th day of January,
1998 (the "FIRST SUPPLEMENTAL INDENTURE"), between LG&E CAPITAL CORP., a corporation duly organized and existing under the laws of the State of Kentucky (hereinafter sometimes referred to as the "COMPANY"), and The Bank of New York, a New York banking corporation, as trustee (hereinafter sometimes referred to as the "TRUSTEE") (under the Indenture dated as of January 15, 1998, as supplemented, between the Company and the Trustee (the "INDENTURE")).

          WHEREAS, the Company executed and delivered the Indenture to the Trustee to provide for the future issuance of its notes (the "NOTES"), which Notes are to be issued from time to time in such series as may be determined by the Company under the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered thereunder as in the Indenture provided, and which Notes are subject to the terms of the Support Agreement, as defined in the Indenture; and

          WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of a series of its Notes to be designated as hereinafter provided, the form and substance of the Notes and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this First Supplemental Indenture; and

          WHEREAS, the Company desires and has requested the Trustee to join with it in the execution and delivery of this First Supplemental Indenture, and all requirements necessary to make this First Supplemental Indenture a valid instrument, in accordance with its terms, and to make said Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

          NOW, THEREFORE, in consideration of the purchase and acceptance of the Notes by the holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Notes and the terms, provisions and conditions thereof, the Company covenants and agrees with the Trustee as follows:

                                    ARTICLE ONE
                        Definitions and Other Provisions of
                                General Application

          SECTION 1.01. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Indenture.

          SECTION 1.02. The terms defined in this Section, for all purposes of this First Supplemental Indenture, shall have the respective meanings specified in this Section.

          "ADMINISTRATIVE PROCEDURES" shall have the meaning ascribed to such term in Section 2.01 of this First Supplemental Indenture.

          "AGENTS" means the Persons acting as Agents under the Private Placement Agency Agreement dated February 3, 1998 between the Company and the Agents thereunder.

          "ANNUAL REDEMPTION PERCENTAGE REDUCTION" shall mean the percentage specified as such in the applicable Note Terms Certificate.

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          "BUSINESS DAY" means any day, other than a Saturday, Sunday, a legal holiday or a day on which banking institutions in The City of New York are authorized or obligated to close; provided, however, that, with respect to Medium-Term Notes as to which LIBOR is an applicable Interest Rate Basis, such day is also a London Business Day.

          "CALCULATION AGENT" shall mean an agent appointed from time to time by the Company for the purpose of determining the rates of interest in effect from time to time with respect to one or more issues of the Medium-Term
Notes and calculating the amount of interest payable from time to time with respect thereto. Unless otherwise specified in the Note Terms Certificate with respect to an issue of the Medium-Term Notes, the Calculation Agent shall be the Trustee.

          "CALCULATION DATE", as it pertains to any Interest Determination Date, shall, unless otherwise specified in the applicable Note Terms Certificate, mean the earlier of (i) the tenth calendar day after such Interest
Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Stated Maturity, as the case may be.

          "FIXED RATE NOTES" shall have the meaning ascribed to such term in
Section 2.01 of this First Supplemental Indenture.

          "FLOATING RATE NOTES" shall have the meaning ascribed to such term in
Section 2.01 of this First Supplemental Indenture.

          "INDEX MATURITY" shall mean the period to maturity of the instrument or obligation with respect to which the related Interest Rate Basis or Bases will be calculated.

          "INITIAL REDEMPTION DATE" shall mean the date set forth on the face of a Medium-Term Note that is the first date on which a Medium-Term Note that is subject to redemption prior to its Stated Maturity at the option of the Company may be redeemed.

          "INITIAL REDEMPTION PERCENTAGE" shall mean, with respect to a Medium-Term Note that is redeemable prior to its Stated Maturity at the option of the Company, the percentage specified in the applicable Note Terms Certificate, which Initial Redemption Percentage shall decline at each anniversary of the Initial Redemption Date by an amount equal to the applicable Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the unpaid principal amount to be redeemed.

          "INTEREST DETERMINATION DATE" shall mean, (i) with respect to the CD Rate, the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate and the Prime Rate, the second Business Day immediately preceding the applicable Interest Reset Date; (ii) with respect to the Eleventh District Cost of Funds Rate, the last working day of the month immediately preceding the applicable Interest Reset Date on which the Federal Home Loan Bank of San Francisco publishes the Index; (iii) with respect to LIBOR, the second London Business Day immediately preceding the applicable Interest Reset Date; and (iv) with respect to the Treasury Rate, the day in the week in which the Interest Reset Date occurs on which Treasury Bills are normally auctioned (except that if the auction is held on the Friday of the immediately preceding week, the Interest Determination Date shall be that Friday and that if the Interest Determination Date would otherwise fall on an Interest Reset Date, then such Interest Reset Date will be postponed to the next succeeding Business Day). The Interest Determination Date pertaining to a Floating Rate Note the interest rate of which is determined by reference to two or more Interest Rate Bases shall be the second Business Day next preceding the Interest Reset Date for such Floating

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Rate Note on which each Interest Rate Basis is determinable; each Interest
Rate Basis shall be determined as of such date, and the applicable interest rate shall take effect on the applicable Interest Reset Date.

          "INTEREST PAYMENT DATE" shall have the meanings ascribed to such term in Sections 2.05 and 2.06 of this First Supplemental Indenture.

          "INTEREST PERIOD" shall have the meaning ascribed to such term in
Section 2.04 of this First Supplemental Indenture.

          "INTEREST RATE BASIS" has the meaning set forth in Section 1.03 hereof.

          "INTEREST RESET DATE" shall mean the date or dates specified in the applicable Note Terms Certificate on which the rate of interest on a Floating Rate Note will be reset.

          "INTEREST RESET PERIOD" shall mean the period, whether daily, weekly, monthly, quarterly, semiannual or annual, or other specified basis, between Interest Reset Dates relating to a Floating Rate Note, as specified in the applicable Note Terms Certificate.

          "LONDON BUSINESS DAY" means a day on which dealings in Dollars are transacted in the London interbank market.

          "MAXIMUM INTEREST RATE" shall have the meaning ascribed to such term in Section 2.06 of this First Supplemental Indenture.

          "MEDIUM-TERM NOTES" has the meaning specified in Section 2.01 hereof.

          "MINIMUM INTEREST RATE" shall have the meaning ascribed to such term in Section 2.06 of this First Supplemental Indenture.

          "NOTE TERMS CERTIFICATE" shall have the meaning ascribed to such term in Section 2.01 of this First Supplemental Indenture.

          "OPTIONAL REPAYMENT DATE" shall mean the date set forth on the face of a Medium-Term Note that is the first date on which a Medium-Term Note that is subject to prepayment prior to its Stated Maturity at the option of the holder may be repaid.

          "PERIODIC OFFERING" means an offering of Notes of a series from time to time, the specific terms of which Notes, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Issuer or its agents upon the issuance of such Notes.

          "RECORD DATE" shall, unless otherwise specified in the applicable Note Terms Certificate, mean the fifteenth calendar day (whether or not a Business Day) immediately preceding the related Interest Payment Date with respect to any Medium-Term Note.

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          "REDEMPTION PRICE" shall mean, with respect to a Medium-Term Note that is redeemable prior to its Stated Maturity at the option of the Company, an amount equal to the Initial Redemption Percentage specified in the applicable Note Terms Certificate, as adjusted by any applicable Annual Redemption Percentage Reduction, multiplied by the unpaid principal amount to be redeemed.

          "SPREAD" shall mean the number of basis points to be added to or subtracted from the related Interest Rate Basis or Bases applicable to a Floating Rate Note.

          "SPREAD MULTIPLIER" shall mean the percentage of the related Interest Rate Basis or Bases applicable to a Floating Rate Note by which such Interest Rate Basis or Bases shall be multiplied to determine the applicable interest rate on such Floating Rate Note.

          "STATED MATURITY" shall have the meaning ascribed to such term in
Section 2.01 of this First Supplemental Indenture.

          SECTION 1.03. The rate of interest of a Floating Rate Note is determined by reference to one or more of the CD Rate, the CMT Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Rate, LIBOR, the Prime Rate and the Treasury Rate or such other interest rate basis as may be specified in the Note Terms Certificate (each, an "INTEREST RATE BASIS"). Each of the following terms is defined in EXHIBIT A attached hereto and by this reference incorporated herein: the "CD Rate," the "CMT Rate," the "Commercial Paper Rate," the "Eleventh District Cost of Funds Rate," the "Federal Funds Rate," "LIBOR," the "Prime Rate," and the "Treasury Rate," as well as each of the defined terms used in such definitions.

                                    ARTICLE TWO
                          General Terms and Conditions of
                               the Medium-Term Notes

          SECTION 2.01. There shall be and is hereby authorized a series of Notes designated the "Medium-Term Notes Due Nine Months or More From Date of Issue, Series A," limited in aggregate principal amount to $500,000,000 (the "MEDIUM-TERM NOTES") (or the equivalent thereof in one or more foreign or composite currencies), which may be sold and issued from time to time as set forth in any written order of the Company for the authentication and delivery of Medium-Term Notes pursuant to Section 2.04(b) of the Indenture (a "NOTE TERMS CERTIFICATE"). Forms of a Fixed Rate Note and a Floating Rate Note, excluding in each case terms and provisions to be included therein pursuant to a Note Terms Certificate, are attached hereto as EXHIBITS B-1 and B-2, respectively, and by this reference incorporated herein. The Medium-Term Notes shall mature on their Stated Maturity, unless the principal thereof (or any installment of principal thereof) becomes due and payable prior to such Stated Maturity, whether by the declaration of acceleration of maturity, notice of redemption at the option of the Company, notice of the holder's option to elect repayment or otherwise. The Medium-Term Notes may be authenticated and issued in one or more issues or tranches of Medium-Term Notes of like tenor and terms. The entire series of Medium-Term Notes shall be deemed to be subject to a Periodic Offering; the procedures for authentication and delivery of one or more issues or tranches of Medium-Term Notes subject to such Periodic Offering to which reference is made in Section
2.04 of the Indenture are set forth in the Administrative Procedures (the "ADMINISTRATIVE PROCEDURES") authorized and adopted by the Board of Directors of the Company and attached hereto as EXHIBIT B-3; and the Trustee, upon compliance by the Company with the requirements of Section 2.04 of the Indenture, shall authenticate and deliver Medium-Term Notes in accordance with the Administrative Procedures. To the extent that the terms of

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any such issue or tranche are not set forth in the Indenture, as supplemented and amended by this First Supplemental Indenture, they shall be established by means of the Note Terms Certificate. In accordance with the procedures set forth in the Indenture and the Administrative Procedures, and to the extent the following terms and provisions are set forth in a Note Terms
Certificate:

          (a) Each Medium-Term Note shall be dated a date determined in accordance with the Administrative Procedures, which date may vary among the Notes;

          (b) each Medium-Term Note will mature on a day nine months or more from its date of issue (its "STATED MATURITY") determined in accordance with the Administrative Procedures, which Stated Maturity may vary among the Medium-Term Notes;

          (c) each Medium-Term Note shall bear interest, if any, at a fixed rate (a "FIXED RATE NOTE") or at a floating rate (a "FLOATING RATE NOTE"), and the interest rate for a Fixed Rate Note or the Interest Rate Basis for determining the floating interest rate for a Floating Rate Note shall be established in accordance with the Administrative Procedures, which interest rate or Interest Rate Basis may vary among the Medium-Term Notes;

          (d) interest on each Fixed Rate Note and each Floating Rate Note shall accrue from its date of issue;

          (e) the floating interest rate on each Floating Rate Note shall be reset on such date or dates as shall be established in accordance with the Administrative Procedures, which date or dates may vary among the Medium-Term Notes;

          (f) interest on each Medium-Term Note shall be payable in arrears on the date or dates specified therein and determined in accordance with the applicable Note Terms Certificate, which date or dates may vary among the Medium-Term Notes; provided that, unless otherwise specified in the applicable Note Terms Certificate, the Interest Reset Dates will be, in the case of Floating Rate Notes which reset: (i) daily, each Business Day;
     (ii) weekly, the Tuesday of each week (except for weekly reset Floating Rate Notes as to which the Treasury Rate is an applicable Interest Rate Basis where the Interest Reset Date falls on an Interest Determination Date, such Interest Reset Date will be postponed to the next succeeding Business Day); (iii) monthly, the third Tuesday of each month (with the exception of monthly reset Floating Rate Notes as to which the Eleventh District Cost of Funds Rate is an applicable Interest Rate Basis, which will reset on the first calendar day of the month); (iv) quarterly, the third Tuesday of March, June, September and December of each year;
     (v) semiannually, the third Tuesday of the two months specified in the applicable Note Terms Certificate; and (vi) annually, the third Tuesday of the month specified in the applicable Note Terms Certificate; provided, however, that, with respect to Floating Rate/Fixed Rate Notes, the rate of interest thereon will not reset after the applicable Fixed Rate Commencement Date;

          (g) each Medium-Term Note may be subject to redemption, in whole or in part, prior to its Stated Maturity at the option of the Company to the extent so provided in accordance with the Administrative Procedures; and

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          (h)  each Medium-Term Note may be subject to repayment, in whole or in part, prior to its Stated Maturity Date at the option of the holder thereof to the extent so provided in accordance with the Administrative Procedures.

          SECTION 2.02. The Medium-Term Notes shall be issued either (i) as Global Notes and registered in the name of the Depositary or its nominee, subject to the appointment of a successor Depositary as provided in the Indenture or (ii) in definitive form and registered in the name of the holder thereof. The Medium-Term Notes represented by the Global Notes will not be exchangeable for, and will not otherwise be issuable as, Notes in certificated form, except as provided in the Indenture.

          SECTION 2.03. Unless otherwise specified in an applicable Note Terms Certificate, the Medium-Term Notes created hereby shall be issued in fully registered form, without interest coupons, in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

          SECTION 2.04.  Unless otherwise specified in an applicable Note Terms
Certificate:

          (a) Each interest-bearing Medium-Term Note shall bear interest from the date of its issue at the rate per annum, in the case of a Fixed Rate Note, or pursuant to the interest rate formula, in the case of a Floating Rate Note, in each case as specified in the Medium-Term Note;

          (b) Interest payments in respect of Fixed Rate Notes and Floating Rate Notes shall be made in an amount equal to the interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly made available for payment (or from and including the date of issue, if no interest has been paid or duly made available for payment) to but excluding the applicable Interest Payment Date or the Stated Maturity, as the case may be (each, an "INTEREST PERIOD"); and

          (c) Interest on Fixed Rate Notes and Floating Rate Notes will be paid in arrears on each Interest Payment Date and on the Stated Maturity. The first payment of interest on any such Medium-Term Note originally issued between a Record Date and the related Interest Payment Date shall be made on the Interest Payment Date immediately following the next succeeding Record Date to the holder on such next succeeding Record Date.

Any such interest installment not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the registered holder on the relevant Record Date, and may be paid to the person in whose name the Medium-Term Note (or one or more predecessor Notes) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of the Medium-Term Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Medium-Term Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

          SECTION 2.05. Interest on Fixed Rate Notes will be payable on January 15 and July 15 of each year or on such other date or dates specified in the applicable Note Terms Certificate (each, an "INTEREST PAYMENT DATE" with respect to Fixed Rate Notes) and on the Stated Maturity with respect to all or part of the principal thereof. If any Interest Payment Date or the Stated Maturity of a Fixed Rate Note falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest will be made on the next succeeding Business Day as if made on the date such payment was due,

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and no interest will accrue on such payment for the period from and after such Interest Payment Date or the Stated Maturity, as the case may be, to the date of such payment on the next succeeding Business Day. Unless otherwise specified in the applicable Note Terms Certificate, interest on Fixed Rate Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 2.06. Interest on Floating Rate Notes shall be payable on the date or dates specified in the applicable Note Terms Certificate (each, an "INTEREST PAYMENT DATE" with respect to Floating Rate Notes); provided that, except as provided below or in the applicable Note Terms Certificate, interest will be payable, in the case of Floating Rate Notes which reset:
(i) daily, weekly or monthly, on the third Tuesday of each month or on the third Wednesday of March, June, September and December of each year, as specified in the applicable Note Terms Certificate; (ii) quarterly, on the third Tuesday of March, June, September and December of each year; (iii) semiannually, on the third Tuesday of the two months of each year specified in the applicable Note Terms Certificate; and (iv) annually, on the third Tuesday of the month of each year specified in the applicable Note Terms Certificate and, in each case, on the Stated Maturity. Interest on Floating Rate Notes shall be determined as follows:

          (a) Any Floating Rate Note (a "REGULAR FLOATING RATE NOTE"), other than a Floating Rate/Fixed Rate Note, an Inverse Floating Rate Note or a Note that is subject to an addendum attached thereto or to "Other/Additional Provisions," shall, except as otherwise provided in the applicable Note Terms Certificate, bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any. Commencing on the initial Interest Reset Date for such Note (the "INITIAL INTEREST RESET DATE"), the rate at which interest on such Regular Floating Rate Note shall be payable shall be reset as of each Interest Reset Date;

          (b) If a Medium-Term Note is designated as a Floating Rate/Fixed Rate Note, such Medium-Term Note shall, except as otherwise provided in the applicable Note Terms Certificate, bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any. Commencing on the Initial Interest Reset Date, the rate at which interest on such Floating Rate/Fixed Rate Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period commencing on, and including, the date specified in the applicable Note Terms Certificate (the "FIXED RATE COMMENCEMENT DATE") to the Stated Maturity shall be the Fixed Interest Rate, if such rate is specified in the Note Terms Certificate or, if no such Fixed Interest Rate is specified, the interest rate in effect thereon on the day immediately preceding the Fixed Rate Commencement Date; and

          (c) If a Medium-Term Note is designated as an Inverse Floating Rate Note, such Medium-Term Note shall, except as otherwise provided in the applicable Note Terms Certificate, bear interest at the Fixed Interest Rate minus the rate determined by reference to the applicable Interest Rate Basis or Bases (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any; provided, however, that, unless otherwise specified in the applicable Note Terms Certificate, the interest rate thereon shall not be less than zero. Commencing on the Initial Interest Reset Date, the rate at which interest on such Inverse Floating Rate Note shall be payable shall be reset as of each Interest Reset Date;

provided, however, that, in each case, the interest rate in effect for the period, if any, from the date of issue to the Initial Interest Reset Date shall be the initial interest rate of such Medium-Term Note (the "INITIAL INTEREST RATE"). Unless otherwise specified in an applicable Note Terms Certificate, the interest

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rate in effect on each day shall be (i) if such day is an Interest Reset
Date, the interest rate determined as of the Interest Determination Date immediately preceding such Interest Reset Date or (ii) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date. If any Interest Reset Date for any Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable Interest Rate Basis and such Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. If the Stated Maturity of a Floating Rate Note falls on a day that is not a Business Day, the required payment of principal, premium, if any, and interest will be made on the next succeeding Business Day as if made on the date such payment was due and no interest will accrue on such payment for the period from and after the Stated Maturity to the date of such payment on the next succeeding Business Day. Notwithstanding the foregoing, a Floating Rate Note may also have either or both of the following: a maximum interest rate, or ceiling, that may accrue during any Interest Period (a "MAXIMUM INTEREST RATE") and a minimum interest rate, or floor, that may accrue during any Interest Period (a "MINIMUM INTEREST RATE"). In addition to any Maximum Interest Rate that may apply to any Floating Rate Note, the interest rate on Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application. Interest accrued on a Floating Rate Note shall be calculated by multiplying its principal amount by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the applicable Interest Period. Unless otherwise provided in the applicable Note Terms Certificate, the interest factor for each such day shall be computed by dividing the interest rate applicable to such day by 360, in the case of Floating Rate Notes for which an applicable Interest Rate Basis is the CD Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Rate, LIBOR or the Prime Rate, or by the actual number of days in the year in the case of Floating Rate Notes for which an applicable Interest Rate Basis is the CMT Rate or the Treasury Rate.
 Unless otherwise specified in the applicable Note Terms Certificate, if the interest rate is to be calculated with reference to two or more Interest Rate Bases, such interest rate shall be calculated in each Interest Period in the same manner as if only the applicable Interest Rate Basis specified in the applicable Note Terms Certificate applied. All percentages resulting from any calculation on Floating Rate Notes will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all amounts used in or resulting from such calculation on Floating Rate Notes will be rounded to the nearest cent (with one-half cent being rounded upwards). If the Trustee hereunder is also acting as Calculation Agent, the Calculation Agent will, at the request of any holder of Medium-Term Notes, provide to such holder the interest rate then in effect on the Medium-Term Notes and, if determined, the interest rate which will become effective as of the next Interest Reset Date.

          SECTION 2.07. To the extent an applicable Note Terms Certificate provides for an Initial Redemption Date, Notes shall be redeemable on any date on and after such Initial Redemption Date but prior to their Stated Maturity in whole or in part at the option of the Company in accordance with the provisions of Article Three of the Indenture; provided, however, that any partial redemption of Notes shall be in increments of $100,000 or integral multiples of $1,000 in excess of $100,000 and that any remaining principal amount thereof shall be at least $100,000. Any such redemption shall be at the applicable Redemption Price, together with unpaid interest accrued to the date of redemption.

          SECTION 2.08. To the extent an applicable Note Terms Certificate provides for one or more Optional Repayment Dates, Medium-Term Notes shall be subject to repayment at the option of the holders thereof on any such Optional Repayment Date in whole or in part; provided, however, that any

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partial repayment of Medium-Term Notes shall be in increments of $100,000 or integral multiples of $1,000 in excess of $100,000 and that any remaining principal amount thereof shall be at least $100,000. Any such repayment shall be at a repayment price of 100% of the unpaid principal amount to be repaid on such Optional Repayment Date, together with unpaid interest accrued to the date of repayment. For any Note to be repaid, such Note shall be received, together with the form thereon entitled "Option to Elect Repayment" duly completed, by the Trustee at its Corporate Trust Office not more than 60 nor less than 30 calendar days prior to the date of repayment. Exercise of such repayment option by the holder will be irrevocable. In the case of a repayment of a Note in part only, a new Note or Notes of like tenor and terms for the unrepaid portion thereof shall be issued by the Company to the holder thereof, without charge, upon the surrender of the partially repaid Note.

          SECTION 2.09. All Medium-Term Notes issued hereunder and all Medium-Term Notes issued upon registration of transfer of, or in exchange for, such Medium-Term Notes, shall be subject to the restrictions on transfer provided in Section 2.04, 2.05 and 2.06 of the Indenture and Exhibits C, D and E of this First Supplemental Indenture and the legends set forth on the Medium-Term Notes, PROVIDED that in the event of a conflict between such legends and any provision of this First Supplemental Indenture and the Indenture, such legends shall control. Such restrictions on transfer and legends shall not be removed except in accordance with the Indenture.

          SECTION 2.10. The Medium-Term Notes shall be entitled to the benefits of the Indenture and this First Supplemental Indenture, and the holders of the Medium-Term Notes and the Trustee are entitled to the benefits of the Support Agreement available to Lenders (as defined in the Support Agreement), it being understood and agreed that the Medium-Term Notes constitute Obligations (as defined in the Support Agreement) for purposes of the Support Agreement.

          SECTION 2.11. The covenants provided by Sections 4.06 and 4.09 of the Indenture shall be applicable to the Medium-Term Notes.

                                   ARTICLE THREE
                              Original Issue of Notes

          Medium-Term Notes in the aggregate principal amount of $500,000,000 may, upon execution of this First Supplemental Indenture, or from time to time thereafter, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver such Medium-Term Notes to or upon the delivery of the Note Terms Certificate to the Trustee, signed by any Authorized Officer of the Company.

                                    ARTICLE FOUR
                              Miscellaneous Provisions

          SECTION 4.01. Except as otherwise expressly provided in this First Supplemental Indenture or in the forms of Medium-Term Notes or otherwise clearly required by the context hereof or thereof, all terms used herein or in the forms of Medium-Term Notes that are defined in the Indenture shall have the several meanings respectively assigned to them thereby.

          SECTION 4.02. The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

          SECTION 4.03. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

          SECTION 4.04. THIS FIRST SUPPLEMENTAL INDENTURE AND EACH MEDIUM-TERM NOTE SHALL, PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THAT STATE, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (OTHER THAN SUCH SECTION 5-1401).

          SECTION 4.05. Nothing in this First Supplemental Indenture or in the Medium-Term Notes, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the holders, any benefit or legal or equitable right, remedy or claim under this First Supplemental Indenture.

          SECTION 4.06. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

                              LG&E CAPITAL CORP.


                              By:_______________________________________
                                 Name:
                                 Title:

                              THE BANK OF NEW YORK,
                                as Trustee


                              By:________________________________
                                 Name:
                                 Title:

                                                                EXHIBIT A

                             INTEREST RATE DEFINITIONS

          Unless otherwise specified in the applicable Note Terms
Certificate, the Calculation Agent shall determine each Interest Rate Basis in accordance with the following provisions.

          CD RATE. Unless otherwise specified in the applicable Note Terms Certificate, "CD Rate" means, with respect to any Interest Determination Date relating to a Floating Rate Note for which the interest rate is determined with reference to the CD Rate (a "CD RATE INTEREST DETERMINATION DATE"), the rate on such date for negotiable United States dollar certificates of deposit having the Index Maturity specified in the applicable Note Terms Certificate as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication ("H.15(519)") under the heading "CDS (Secondary Market)," or if not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such CD Rate Interest Determination Date for negotiable United States dollar certificates of deposit of the Index Maturity specified in the applicable Note Terms Certificate as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication ("COMPOSITE QUOTATIONS") under the heading "Certificates of Deposit." If such rate is not yet published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on the related Calculation Date, then the CD Rate on such CD Rate Interest Determination Date shall be calculated by the Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers in negotiable United States dollar certificates of deposit in The City of New York (which may include the Agents or their affiliates) selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money center banks for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified in the applicable Note Terms Certificate in an amount that is representative for a single transaction in that market at that time; provided, however, that, if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate determined as of such CD Rate Interest Determination Date shall be the CD Rate in effect immediately prior to such CD Rate Interest Determination Date.

          CMT RATE. Unless otherwise specified in the applicable Note Terms Certificate, "CMT Rate" means, with respect to any Interest Determination Date relating to a Floating Rate Note for which the interest rate is determined with reference to the CMT Rate (a "CMT RATE INTEREST DETERMINATION DATE"), the rate displayed on the Designated CMT Telerate Page under the caption ". . . Treasury Constant Maturities . . . Federal Reserve Board Release H.15 . . . Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Index Maturity for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Rate Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the weekly or monthly average, as specified in the applicable Note Terms Certificate, for the week or the month, as applicable, ended immediately preceding the week or the month, as applicable, in which the related CMT Rate Interest Determination Date falls. If such rate is no longer displayed on the relevant page or is not displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date shall be such treasury constant maturity rate for the Designated CMT Index Maturity for such CMT Rate Interest Determination Date as published in H.15(519). If such rate is no longer published or is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date shall be such treasury constant maturity rate for the Designated CMT Index Maturity (or such other United States Treasury rate for the Designated CMT Index Maturity) for such

CMT Rate Interest Determination Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury and as the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on the CMT Rate Interest Determination Date shall be calculated by the Calculation Agent as a yield to maturity, based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date reported, according to their written records, by three leading United States government securities dealers in The City of New York (which may include the Agents or their affiliates) (each, a "REFERENCE DEALER") selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("TREASURY NOTES") with an original maturity of approximately the Designated CMT Index Maturity and a remaining term to maturity of not less than such Designated CMT Index Maturity minus one year. If the Calculation Agent is unable to obtain three such Treasury Note quotations, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Index Maturity and a remaining term to maturity closest to the Designated CMT Index Maturity and in an amount of at least $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate shall be based on the arithmetic mean of the offered rates obtained and neither the highest nor the lowest of such quotes shall be eliminated; provided, however, that, if fewer than three Reference Dealers so selected by the Calculation Agent are quoting as mentioned herein, the CMT Rate determined as of such CMT Rate Interest Determination Date shall be the CMT Rate in effect on such CMT Rate Determination Date. If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Index Maturity, the Calculation Agent shall obtain quotations for the Treasury Note with the shorter remaining term to maturity.

          "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service (or any successor service) on the page specified in the applicable Note Terms Certificate (or any other page as may replace such page on such service) for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified in the applicable Note Terms Certificate, the Designated CMT Telerate Page shall be 7052.

          "Designated CMT Index Maturity" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified in the applicable Note Terms Certificate with respect to which the CMT Rate will be calculated or, if no such maturity is specified in the applicable Note Terms Certificate, 2 years.

          COMMERCIAL PAPER RATE. Unless otherwise specified in the applicable Note Terms Certificate, "Commercial Paper Rate" means, with respect to any Interest Determination Date relating to a Floating Rate Note for which the interest rate is determined with reference to the Commercial Paper Rate (a "COMMERCIAL PAPER RATE INTEREST DETERMINATION DATE"), the Money Market Yield (as hereinafter defined) on such date of the rate for the commercial paper having the Index

Maturity specified in the applicable Note Terms Certificate as published in H.15(519) under the heading "Commercial Paper--Nonfinancial." If such rate is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the Commercial Paper Rate on such Commercial Paper Rate Interest Determination Date shall be the Money Market Yield of the rate for commercial paper having the Index Maturity specified in the applicable Note Terms Certificate as published in Composite Quotations under the heading "Commercial Paper" (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 days or 90 days, respectively). If such rate is not yet published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on the related Calculation Date, then the Commercial Paper Rate on such Commercial Paper Rate Interest Determination Date shall be calculated by the Calculation Agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of commercial paper in The City of New York (which may include the Agents or their affiliates) selected by the Calculation Agent for commercial paper having the Index Maturity specified in the applicable Note Terms Certificate placed for an Index Maturity specified in the applicable Note Terms Certificate placed for an industrial issuer whose bond rating is "Aa," or the equivalent, from a nationally recognized statistical rating organization; provided, however, that, if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate determined as of such Commercial Paper Rate Interest Determination Date will be the Commercial Paper Rate in effect immediately prior to such Commercial Paper Rate Interest Determination Date.

          "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

          Money Market Yield =  D X 360      x 100
                               ---------
                             360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the applicable Interest Reset Period.

          ELEVENTH DISTRICT COST OF FUNDS RATE. Unless otherwise specified in the applicable Note Terms Certificate, "Eleventh District Cost of Funds Rate" means, with respect to any Interest Determination Date relating to a Floating Rate Note for which the interest rate is determined with reference to the Eleventh District Cost of Funds Rate (an "ELEVENTH DISTRICT COST OF FUNDS RATE INTEREST DETERMINATION DATE"), the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Eleventh District Cost of Funds Rate Interest Determination Date falls, as set forth under the caption "11th District" on Telerate page 7058 as of 11:00 A.M., San Francisco time, on such Eleventh District Cost of Funds Rate Interest Determination Date. If such rate does not appear on Telerate Page 7058 on such Eleventh District Cost of Funds Rate Interest Determination Date, then the Eleventh District Cost of Funds Rate on such Eleventh District Cost of Funds Rate Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "INDEX") by the Federal Home Loan Bank ("FHLB") of San Francisco as such cost of funds for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date. If the FHLB of San Francisco fails to announce the Index on or prior to such Eleventh District Cost of Funds Rate Interest Determination Date for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh District Cost of Funds Rate determined as of such Eleventh District Cost of Funds Rate Interest Determination

Date will be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Interest Determination Date.

          "Telerate Page 7058" means the display designated as "7058" (or such other page as may replace the 7058 page on that service for the purpose of displaying the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District) on the Dow Jones Telerate Service (or any successor service).

          FEDERAL FUNDS RATE. Unless otherwise specified in the applicable Note Terms Certificate, "Federal Funds Rate" means, with respect to any Interest Determination Date relating to a Floating Rate Note for which the interest rate is determined with reference to the Federal Funds Rate (a "FEDERAL FUNDS RATE INTEREST DETERMINATION DATE"), the rate on such date for United States dollar federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" or, if not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Federal Funds Rate Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If such rate is not published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Federal Funds Rate Interest Determination Date shall be calculated by the Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of federal funds transactions in The City of New York (which may include the Agents or their affiliates) selected by the Calculation Agent prior to 9:00 A.M., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that, if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date shall be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

          LIBOR. Unless otherwise specified in the applicable Note Terms Certificate, "LIBOR" means the rate determined in accordance with the following provisions:

          (i) With respect to any Interest Determination Date relating to a Floating Rate Note for which the interest rate is determined with reference to LIBOR (a "LIBOR INTEREST DETERMINATION DATE"), LIBOR will be either:
     (a) if "LIBOR Reuters" is specified in the applicable Note Terms Certificate, the arithmetic mean of the offered rates (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in Dollars having the Index Maturity specified in such Note Terms Certificate, commencing on the applicable Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, or
     (b) if "LIBOR Telerate" is specified in the applicable Note Terms Certificate or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified in the applicable Note Terms Certificate as the method for calculating LIBOR, the rate for deposits in Dollars having the Index Maturity specified in such Note Terms Certificate, commencing on such Interest Reset Date, that appears on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates so appear, or if no such rate so appears, LIBOR on such LIBOR Interest Determination Date shall be determined in accordance with the provisions described in clause (ii) below.

          (ii) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, or if no rate appears, as the case may be, on the Designated LIBOR Page as specified in clause (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks (which may include affiliates of the Agents) in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotations for deposits in Dollars for the period of the Index Maturity specified in the applicable Note Terms Certificate, commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is not less than $1,000,000 and is representative for a single transaction in such market at such time. If at least two such quotations are provided, then LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date shall be the arithmetic mean of the rates quoted in The City of New York at approximately 11:00 A.M., New York City time, on such LIBOR Interest Determination Date by three major banks (which may include affiliates of the Agents) in The City of New York, selected by the Calculation Agent for loans in Dollars to leading European banks, having the Index Maturity specified in the applicable Note Terms Certificate and in a principal amount that is not less than $1,000,000 and is representative for a single transaction in such market at such time; provided, however, that, if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date shall be LIBOR in effect immediately prior to such LIBOR Interest Determination Date.

     "Designated LIBOR Page" means (a) if "LIBOR Reuters" is specified in the applicable Note Terms Certificate, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified in each Note Terms Certificate (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for Dollars, or
(b) if "LIBOR Telerate" is specified in the applicable Note Terms Certificate or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified in the applicable Note Terms Certificate as the method for calculating LIBOR, the display on the Dow Jones Markets Limited (or any successor service) on the page specified in such Note Terms Certificate (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the Dollars.

          PRIME RATE. Unless otherwise specified in the applicable Note Terms Certificate, "Prime Rate" means, with respect to any Interest Determination Date relating to a Floating Rate Note for which the interest rate is determined with reference to the Prime Rate (a "PRIME RATE INTEREST DETERMINATION DATE"), the rate on such date as such rate is published in H.15(519) under the heading "Bank Prime Loan". If such rate is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page (as hereinafter defined) as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 Page for such Prime Rate Interest Determination Date, then the Prime Rate on such Prime Rate Interest Determination Date shall be the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by four major money center banks (which may include affiliates of the Agents) in The City of New York selected by the Calculation Agent. If fewer than four such quotations are so provided, then the Prime Rate on such Prime Rate Interest Determination Date shall be the arithmetic mean of four prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date as furnished in The City of New York by the major money center banks, if any, that have provided such quotations and by a reasonable number of substitute banks or trust companies (which may include affiliates of the Agents) to obtain four such prime rate quotations, provided that such substitute banks or trust companies are organized and doing business under the laws of the United States, or any State thereof, each having total equity capital of at least $500 million and being subject to supervision or examination by Federal or State authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that, if the banks or trust companies so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date shall be the Prime Rate in effect on such Prime Rate Interest Determination Date.

          "Reuters Screen USPRIME1 Page" means the display on the Reuter Monitor Money Rate Service (or any successor service) on the "USPRIME1" page (or such other page as may replace the USPRIME1 page on such service) for the purpose of displaying prime rates or base lending rates of major United States banks.

          TREASURY RATE. Unless otherwise specified in the applicable Note Terms Certificate, "Treasury Rate" means, with respect to any Interest Determination Date relating to a Floating Rate Note for which the interest rate is determined by reference to the Treasury Rate (a "TREASURY RATE INTEREST DETERMINATION DATE"), the rate from the auction held on such Treasury Rate Interest Determination Date (the "AUCTION") of direct obligations of the United States ("TREASURY BILLS") having the Index Maturity specified in the applicable Note Terms Certificate, as such rate is published in H.15(519) under the heading "Treasury Bills-auction average (investment)" or, if not published by 3:00 P.M., New York City time, on the related Calculation Date, the auction average rate of such Treasury Bills (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. If the results of the Auction of Treasury Bills having the Index Maturity specified in the applicable Note Terms Certificate are not reported as provided by 3:00 P.M., New York City time, on the related Calculation Date or if no such Auction is held, then the Treasury Rate will be calculated by the Calculation Agent as a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three leading United States government securities dealers (which may include the Agents or their affiliates) selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified in the applicable Note Terms Certificate; provided, however, that, if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate determined as of such Treasury Rate Interest Determination Date will be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.

OTHER/ADDITIONAL PROVISIONS; ADDENDUM

     Any provisions with respect to the Medium-Term Notes, including the specification and determination of one or more Interest Rate Bases, the calculation of the interest rate applicable to a Floating Rate Note, the Interest Payment Dates, the Stated Maturity Date, any redemption or repayment provisions or any other term relating thereto, may be modified and/or supplemented as specified under "Other/Additional Provisions" on the face thereof or in an addendum relating thereto, if so specified on the face thereof and described in the applicable Note Terms Certificate.

AMORTIZING NOTES

     The Company may from time to time offer Medium-Term Notes ("AMORTIZING NOTES") with the amount of principal thereof and interest thereon payable in installments over the term of such Medium-

Term Notes. Unless otherwise specified in the applicable Note Terms Certificate, interest on each Amortizing Note will be computed on the basis of a 360-day year of twelve 30-day months. Payments with respect to Amortizing Notes will be applied first to interest due and payable thereon and then to the reduction of the unpaid principal amount thereof. Further information concerning additional terms and provisions of Amortizing Notes will be specified in the applicable Note Terms Certificate, including a table setting forth repayment information for such Amortizing Notes.

                                                                EXHIBIT B-1


                             [Form of Fixed Rate Note]

                                                                EXHIBIT B-2


                            [Form of Floating Rate Note]

                                                                EXHIBIT B-3


                            [Administrative Procedures]

                                                                EXHIBIT C



                          FORM OF TRANSFER CERTIFICATE
              FOR TRANSFER OR EXCHANGE FROM RULE 144A GLOBAL NOTE
                      TO RESTRICTED REGULATION S GLOBAL NOTE
                      (Transfers or exchanges pursuant to
                      Section 2.06(b)(ii) of the Indenture)



The Bank of New York
101 Barclay Street, Floor 21 West
New York, New York  10286

Attention:  Corporate Trust Trustee Administration


                 Re:  LG&E Capital Corp. ___________ (the "Notes")

          Reference is hereby made to the Indenture dated as of January 15, 1998 (the "Indenture") between LG&E Capital Corp. and The Bank of New York, as Trustee, as supplemented by the First Supplemental Indenture dated as of January 15, 1998. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to $__________________ principal amount of the Notes which are held in the form of the Rule 144A Global Note (CUSIP No. [__________] with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer or exchange of such beneficial interest in the Notes for an interest in the Restricted Regulation S Global Note (CINS No. ___________) to be held with [Euroclear] [Cedel Bank](Common Code _____________) through the Depositary.

          In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer or exchange has been effected in accordance with the transfer restrictions set forth in the Indenture and the Notes and pursuant to and in accordance with Regulation S under the Securities Act, and accordingly the Transferor does hereby certify that:

          (1) the offer of the Notes was not made to a person in the United States;

          [(2) at the time the buy order was originated, the transferee was an institutional accredited investor outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was an institutional accredited investor outside the United States,]*

          [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States,]*

          (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable, and

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                              [Insert Name of Transferor]


                              By:____________________________________
                                 Name:
                                 Title:



Dated:_____________________, 199_

cc:  LG&E Capital Corp.





____________________

* Insert one of these two provisions, which come from the definition of "offshore transactions" in Regulation S.

                                                                EXHIBIT D



                            FORM OF TRANSFER CERTIFICATE
                FOR TRANSFER OR EXCHANGE FROM RULE 144A GLOBAL NOTE
                      TO UNRESTRICTED REGULATION S GLOBAL NOTE
                        (Exchanges or transfers pursuant to
                       Section 2.06(b)(iii) of the Indenture)



The Bank of New York
101 Barclay Street, Floor 21 West
New York, New York  10286
Attention:  Corporate Trust Trustee Administration


                 Re:  LG&E Capital Corp. ___________ (the "Notes")

          Reference is hereby made to the Indenture dated as of January 15, 1998 (the "Indenture") between LG&E Capital Corp. and The Bank of New York, as Trustee, as supplemented by the First Supplemental Indenture dated as of January 15, 1998. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to $__________________ principal amount of the Notes which are held in the form of the Rule 144A Global Note (CUSIP No. [__________] with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such beneficial interest in the Notes for an interest in the Unrestricted Regulation S Global Security (CUSIP No. ___________).

          In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer or exchange has been effected in accordance with the transfer restrictions set forth in the Indenture and the Notes and:

(i) with respect to transfers made in reliance on Regulation S under the Securities Act, the Transferor does hereby certify that:

          (1) the offer of the Notes was not made to a person in the United States;

          [(2) at the time the buy order was originated, the transferee was an institutional accredited investor outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was an institutional accredited investor outside the United States,]*

          [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States,]*

          (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable, and

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

(ii) with respect to transfers made in reliance on Rule 144 under the Securities Act, certify that the Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act,

(iii) with respect to transfers made in reliance on another exemption from the Securities Act, the following is the basis for the exemption: _______________, and

(iv) with respect to an exchange, either (x) the Note being exchanged is not a "restricted security" as defined in Rule 144 under the Securities Act or (u) the exchange is being made to facilitate a contemporaneous transfer that complies with Section 2.06(b)(iii) of the Indenture.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                              [Insert Name of Transferor]


                              By:____________________________________
                                 Name:
                                 Title:

Dated:_____________________, 199_

cc:  LG&E Capital Corp.

____________________

* Insert one of these two provisions, which come from the definition of "offshore transactions" in Regulation S.

                                                                EXHIBIT E




             FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR EXCHANGE FROM
          RESTRICTED REGULATION S GLOBAL NOTE OR UNRESTRICTED REGULATION S
                        GLOBAL NOTE TO RULE 144A GLOBAL NOTE
                        (Exchanges or transfers pursuant to
                       Section 2.06(b)(iv) of the Indenture)




The Bank of New York
101 Barclay Street, Floor 21 West
New York, New York  10286

Attention:  Corporate Trust Trustee Administration


                 Re:  LG&E Capital Corp. ____________ (the "Notes")

          Reference is hereby made to the Indenture dated as of January 15, 1998 (the "Indenture") between LG&E Capital Corp. and The Bank of New York, as Trustee, as supplemented by the First Supplemental Indenture dated as of January 15, 1998. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to $__________________ principal amount of the Notes which are held in the form of [the [Restricted] [Unrestricted] Regulation S Global Note with [Euroclear] [Cedel Bank] (Common Code _____________)] [with the Depositary (CUSIP No. _______)] in the name of [insert name of transferor](the "Transferor"). The Transferor has requested a transfer or exchange of such beneficial interest for an interest in the Rule 144A Global Note.

          In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred or exchanged in accordance with (i) the transfer restrictions set forth in the Indenture and the Notes and (ii) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                              [Insert Name of Transferor]

                              By:____________________________________
                                 Name:
                                 Title:



Dated:_____________________, 199_

cc:  LG&E Capital Corp.

                                       E-2